American Century Municipal Trust

Prospectus Supplement

LONG-TERM TAX-FREE FUND

Supplement dated August 10, 2001 * Prospectus dated October 1, 2000

SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees has requested that the following matters be submitted to shareholders of the fund for approval at a Special Meeting of Shareholders to be held on November 16, 2001.

The record date for the meeting is August 10, 2001. If you own shares of the fund as of the close of business on that date, you will be entitled to vote at the Special Meeting. Proxy materials containing more information about this proposal are expected to be sent to shareholders on or about August 22, 2001. If approved by shareholders, the proposal will become effective on December 3,
2001.

Shareholders of the Long-Term Tax-Free Fund ("Long-Term Tax-Free") will be asked to consider and act upon a proposal to transfer substantially all of the fund's assets and liabilities to the American Century Tax-Free Bond Fund ("Tax-Free
Bond") in exchange for shares of Tax-Free Bond. Tax-Free Bond has investment objectives and strategies that are substantially similar to the investment objectives and strategies of Long-Term Tax-Free. The total expense ratio of
Tax-Free Bond is expected to be lower than the total expense ratio of Long-Term
Tax-Free.

If the proposal is approved by Long-Term Tax-Free shareholders, they will receive shares of Tax-Free Bond on a tax-free basis in exchange for their shares of Long-Term Tax-Free. The value of a shareholder's account will not change as a result of the transaction.

SH-SPL-26621   0108